Exhibit 99.1

Contacts:	Media	Investors
	Stephen Cohen	Brian Blackman
	(212) 886-9332	(800) 318-0047

Proposed Merger of Caesars Entertainment and Caesars Acquisition Approved by Maryland Lottery

and Gaming Control Commission

LAS VEGAS, March 17, 2017 – Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars Entertainment”) today announced that the Maryland Lottery and Gaming Control Commission has approved its proposed merger with Caesars Acquisition Company (“Caesars Acquisition”).

Completion of the merger is a critical step to concluding the restructuring of Caesars Entertainment Operating Company (“CEOC”).

Caesars Entertainment and Caesars Acquisition continue to engage with their respective regulators in jurisdictions where approvals are required for the merger and other aspects of CEOC’s restructuring. In addition to regulatory approvals, the merger is subject to approval by stockholders of both companies and other customary closing conditions, and CEOC’s restructuring is subject to the completion of the merger, certain financing activities, continuing oversight by the United States Bankruptcy Court, and other customary closing conditions.

About Caesars Entertainment Corporation

Caesars Entertainment Corporation (CEC) is the world’s most diversified casino-entertainment provider and the most geographically diverse U.S. casino-entertainment company. CEC is mainly comprised of the following three entities: the majority owned operating subsidiary Caesars Entertainment Operating Company, wholly owned Caesars Entertainment Resort Properties and Caesars Growth Properties, in which we hold a variable economic interest. Since its beginning in Reno, Nevada, 75 years ago, CEC has grown through development of new resorts, expansions and acquisitions and its portfolio of subsidiaries now operate 47 casinos in 13 U.S. states and five countries. The Company’s resorts operate primarily under the Caesars®, Harrah’s® and Horseshoe® brand names. CEC’s portfolio also includes the London Clubs International family of casinos. CEC is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. The Company is committed to environmental sustainability and energy conservation and recognizes the importance of being a responsible steward of the environment. For more information, please visit www.caesars.com.

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and Caesars Acquisition Company (“CAC”), as subsequently amended on February 20, 2017 (as amended, the “Merger Agreement”), among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of CEC and CAC. Stockholders are urged to read the registration statement and joint proxy statement/prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

CEC, CAC and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from CEC and CAC stockholders in favor of the business combination transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CEC and CAC stockholders in connection with the proposed business combination transaction is set forth in the joint proxy statement/prospectus filed with the SEC on March 13, 2017 and the definitive proxy statement filed on March 24, 2016, respectively. You can obtain free copies of these documents from CEC and CAC in the manner set forth above.

Forward Looking Statement

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as, “will,” “would,” “expect,” and “propose” or the negative or other variations thereof or comparable terminology.

These forward-looking statements, including, without limitation, those relating to the merger or the transactions contemplated by the Third Amended Joint Plan of Reorganization of CEOC (the “Plan”), CEOC’s emergence and expected timing thereof, future actions that may be taken by CEC and others with respect thereto, the completion of the merger and the financial position and actions of CEC post-emergence, wherever they occur in this filing, are based on CEC management’s current expectations and projections about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of CEC may differ materially from that expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission:

•	the Merger Agreement, as amended, may not be approved by the CEC and CAC stockholders, respectively, at the respective special meetings or the failure to satisfy any of the other closing conditions of the Merger Agreement, as amended;

•	the merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement, as amended;

•	the merger is subject to the substantially contemporaneous consummation of the Plan and the Plan is subject to a number of conditions which are not under CEC’s control;

•	CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the restructuring of CEOC as necessary;

•	CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast and other risks associated with the restructuring of CEOC and related litigation; and

•	the price of, market for and potential market price volatility of CEC’s common stock.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.